UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014 (May 19, 2014)

The NASDAQ OMX Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32651	52-1165937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Liberty Plaza, New York, New York 10006

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 212 401 8700

No change since last report

(Former Name or Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 19, 2014, The NASDAQ OMX Group, Inc. (the “Company”) issued (i) a press release announcing its intention to commence a public offering of U.S. dollar denominated senior notes due 2024 pursuant to an effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “Offering”), and (ii) a press release announcing the pricing of $500 million aggregate principal amount of its 4.25% senior notes due 2024 (the “Senior Notes”) pursuant to the Offering, at a public offering price of 99.653% of the principal amount of the Senior Notes. A copy of the press release announcing the proposed Offering is filed herewith as Exhibit 99.1 and a copy of the press release announcing the pricing of the Offering is filed herewith as Exhibit 99.2 and each press release is incorporated herein by reference.

On May 19, 2014, the Company sent a redemption notice to Wells Fargo Bank, National Association, as trustee (the “Trustee”), for all of the Company’s outstanding 4.00% senior notes due 2015 (CUSIP No. 631103 AC2), originally issued on January 15, 2010 (the “4.00% Notes”), at a cash redemption price (the “Redemption Price”) to be calculated as provided in the 4.00% Notes, plus accrued and unpaid interest, if any, to the redemption date of June 18, 2014 (the “Redemption Date”). Upon completion of the redemption, no 4.00% Notes will remain outstanding.

Payment of the Redemption Price will be made on or after the Redemption Date only upon presentation and surrender of the 4.00% Notes to the Trustee. Interest on the 4.00% Notes called for redemption will cease to accrue from and after the Redemption Date. The notice of redemption will be sent by the Trustee to the registered holders of the 4.00% Notes on May 19, 2014 in accordance with the requirements of the indenture governing the 4.00% Notes. A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

On May 19, 2014, the Company issued a press release announcing the appointment of Thomas Wittman as Executive Vice President, Global Head of Equities. A copy of the press release announcing the appointment is filed herewith as Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	The NASDAQ OMX Group, Inc. Press Release Announcing the Launch of the Offering, dated May 19, 2014

99.2	The NASDAQ OMX Group, Inc. Press Release Announcing the Pricing of the Offering, dated May 19, 2014

99.3	Notice of Redemption of 4.00% Senior Notes Due 2015

99.4	The NASDAQ OMX Group, Inc. Press Release Announcing the Appointment of Thomas Wittman as Executive Vice President, Global Head of Equities, dated May 19, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2014	THE NASDAQ OMX GROUP, INC.

	By:	/s/ Edward S. Knight
	Name:	Edward S. Knight
	Title:	Executive Vice President and General Counsel